UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-02715

Exact name of registrant as specified in charter:
DELAWARE GROUP® STATE TAX-FREE INCOME TRUST

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: February 28

Date of reporting period: February 28, 2009

Item 1. Reports to Stockholders

Annual report

Delaware Tax-Free Pennsylvania Fund

February 28, 2009

Fixed income mutual fund

Table of contents

Portfolio management review	1

Performance summary	6

Disclosure of Fund expenses	10

Sector allocation and credit quality breakdown	12

Statement of net assets	13

Statement of operations	23

Statements of changes in net assets	24

Financial highlights	26

Notes to financial statements	32

Report of independent registered public accounting firm	42

Other Fund information	43

Board of trustees/directors and officers addendum	44

About the organization	52

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2009 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Tax-Free Pennsylvania Fund	March 11, 2009

Performance preview
Delaware Tax-Free Pennsylvania Fund (Class A shares)	1-year return	1.70%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	5.18%
Lipper Pennsylvania Municipal Debt Funds	1-year average	1.33%
For complete, annualized performance for Delaware Tax-Free Pennsylvania Fund, please see the table on page 6.

Economic and market environment

Although investors have experienced many extremes since the start of the current credit crisis, none compared to the historic economic and market events that took place during the latter half of Delaware Tax-Free Pennsylvania Fund’s annual reporting period. Among the events were the following:

  The federal funds target rate dropped to effectively zero.

  Yields on 10-year Treasury notes declined 2%.

  The S&P 500 Index completed its worst calendar year (2008) since the Great Depression.

  Corporate bond spreads exceeded 6% in investment grade and 19% in high yield.

  Conforming 30-year fixed mortgage rates approached record lows of nearly 5%.

Furthermore, truly historic weakness across a wide range of indicators, including employment data, retail, housing and auto sales, and forecasted gross domestic product fueled a “flight to quality” across investment sectors.

An equally momentous set of events took place within the municipal bond market during the reporting period, as the market underwent a change in its basic structure and risk characteristics. In particular, the municipal bond market appeared increasingly split, with a strict separation between the highest grade bonds and all others within the universe. Bids for AAA-rated bond issues, for example, remained both plentiful and strong, while bids for other investment grades were often scant and weak. In a way, this mimicked the taxable market, where Treasury issues were popular while demand for everything else seemed weak.

The reasons for the split within the municipal market are outlined in greater detail below. In general, they included the crumbling of monoline insurance, the resulting collapse of the auction rate securities (ARS) market, deleveraging by nontraditional participants, balance sheet constraints at broker/dealers, and general risk avoidance.

Although the first round of monoline insurance company downgrades (from their AAA-status) took place just prior to the fiscal year, this action impacted the municipal market throughout the reporting period, virtually freezing the sales of ARS. Auction rate securities are long-term fixed income investments for which the interest rate is reset at frequent auctions, which are often held every 35 days or less. Failed auctions forced investors, who may have originally viewed auction rate securities as short-term liquid investments, to hold an underlying long-term bond instead.

The views expressed are current as of Feb. 28, 2009, and are subject to change.

Portfolio management review
Delaware Tax-Free Pennsylvania Fund

Severe selling pressure on nontraditional buyers (including tender option bond programs and hedge fund investment managers) created additional difficulties for municipal investors during the reporting period. Historically, support from these nontraditional buyers helped the municipal market outperform Treasurys even during periods of record and near-record numbers of newly issued bonds. In addition, as these investors were forced to deleverage in response to tightening liquidity conditions, they sold any assets they could, including billions of dollars worth of municipal bonds.

Severe capitalization constraints within the investment banking community compounded the municipal markets’ problems. Once investment banks’ capital positions were compromised, most banks were less willing to provide liquidity to the municipal market.

In Pennsylvania, year-over-year employment declined as of October, with approximately 23,000 job losses taking place since July. The manufacturing sector lost 21,000 jobs over a 12-month period through October. The impact of the recession and the slowdown in manufacturing also affected other sectors of the commonwealth’s economy, with employment declines in finance, construction, trade, and information services. Employment in professional services and the education and health sectors remained relatively stable. (Source: Moody’s.) As of December 2008, the state’s unemployment rate of 6.7% was slightly below the national unemployment rate of 7.2%. (Source: U.S. Department of Labor.)

The volume of new bond issues in calendar year 2008 fell more than 9% short of the 2007 new bond issuance record total of $247 billion, reverting to levels seen in 2006. The combined par value totaled $390.6 billion during 2008. (Source: Bond Buyer.)

The technical environment

One of the year’s most notable developments, in our opinion, was that municipal bonds became a “cheap” asset class. A brief comparison of municipal bond yields to Treasury yields can provide perspective about the relative attractiveness of municipal bonds.

Municipal bonds normally trade with lower yields than Treasury bonds due to their favorable tax treatment (bond yields move in the opposite direction to their price). Yet as the credit crisis evolved, investors began to accept virtually no yield for Treasurys because of the investments’ perceived risk-free status. At the same time, they expected yield premiums from all other asset classes, including municipal bonds.

The ratio of municipal bond yields to Treasury bond yields peaked as high as 208% on July 1, 2008. Subsequently, the ratio declined, finishing the annual period at 130%. To put these figures in perspective, this ratio has averaged 93.77% over the past 20 years. Prior to the onset of the current credit crisis, the previous high (with available data going back to 1981) was 102.5%. (Source: Thomson.) For investors in the 28% or 35% tax bracket, yields of this size represented value, in our opinion, offering investors the ability to buy tax-exempt bonds with yields similar to or above those of taxable bonds.

Furthermore, the spread between municipal bonds with 2 years to maturity and those with 30 years to maturity widened significantly during the reporting period, resulting in a markedly steeper yield curve at the end of the period than at its start. During the early stages of the subprime collapse, the difference in yield (or the spread) between bonds with 2 years to maturity and those with 30 years to maturity was 1.16%. As the credit crisis deepened, spreads widened beyond 3.00%, and finished the period at 3.64%. The average historical spread between 2-year and 30-year municipal bonds is 2.00%. (Source: Thomson)

Fund positioning

Broadly speaking, as the cost of “risk” began to rise during the early stages of the credit crisis, prospects seemed to improve for bond investors to achieve higher yield premiums for lower credit bonds. We believe that this environment provided an opportunity for an investment manager with considerable credit expertise, such as Delaware Investments, to provide attractive returns. We are not suggesting that the municipal market has reached its cheapest levels, or that we have seen the end of the credit crisis. However, we believe that in today’s market, we are being properly compensated for credit risk.

That said, we implemented a fairly conservative investment strategy in managing the Fund while remaining true to our core philosophy and the Fund’s objective of generating competitive tax-exempt income. For example, we maintained significant positions in prerefunded bonds as well as those with shorter maturities, and we minimized Fund exposure to insured bonds during the period. These decisions each contributed to Fund performance versus our peers.

Prerefunded bonds were the best-performing bonds within the entire municipal market during the Fund’s fiscal year. These bonds are found on the short end of the yield curve, and have tended to face little if any credit risk. This is because they are backed by the invested debt proceeds of a second bond issue, which typically consists of U.S. Treasury securities. On average, the Fund held approximately 21% of its assets in prerefunded bonds.

The Fund’s significant position in bonds with 10 or fewer years to maturity generally helped performance, as these bonds were less impacted by rising rates than were many longer bonds. Our decision to take an underweight position in insured bonds (approximately 12% of the portfolio) helped performance because it limited the Fund’s exposure to the collapse of the monoline insurers. Our positioning resulted from the credit research and analysis we performed. For example, research helped us find value among municipal bond issues that may have been deemed risky by the market due to a low-rated insurer, or a lack of insurance. However, we were convinced of strong fundamentals at the issuer, despite the market’s perception.

Unfortunately, these contributions were partially offset by our emphasis on lower rated investment-grade credit. During a year when only the highest-rated credit seemed to well, the Fund’s slightly overweight positions versus our peers in A- and BBB-rated securities detracted from Fund returns. The Fund’s exposure to continuing care retirement communities (CCRCs) also negatively impacted its returns. CCRCs are retirement communities that have independent living and assisted living components, as well as a nursing home. The independent living component is exposed to the housing market and the nursing home component is exposed to the healthcare

Portfolio management review
Delaware Tax-Free Pennsylvania Fund

industry. The Fund averaged an approximately 2% position in this sector during the reporting period. This nonrated sector traded lower in value as yields rose during the period.

Notable sectors and securities

The largest detractors to the Fund’s return were functions of “credit” and “curve” — lower-quality investments as well as those with longer maturities. A bond issued by the Washington County, PA Redevelopment Authority to fund Victory Centre Project, an outlet-style shopping mall, for example, hurt the Fund’s total return. The bonds mature in 2035 and were unrated. Among Fund holdings of healthcare bonds, a revenue bond issued to fund Temple University Hospitals also performed poorly.

On the positive side, a bond issued by Swarthmore College was among the Fund’s best-performing bonds during the year. The bond performed well, as it was seen by many investors as a safe haven during the year’s massive flight to quality during the annual period.

Performance summary
Delaware Tax-Free Pennsylvania Fund	February 28, 2009

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Tax-Free Pennsylvania Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Feb. 28, 2009
	1 year	5 years	10 years	Lifetime
Class A (Est. March 23, 1977)
Excluding sales charge	+1.70%	+2.20%	+3.55%	+5.64%
Including sales charge	-2.89%	+1.26%	+3.08%	+5.49%
Class B (Est. May 2, 1994)
Excluding sales charge	+0.92%	+1.41%	+2.89%	+3.97%
Including sales charge	-2.97%	+1.16%	+2.89%	+3.97%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+1.06%	+1.44%	+2.76%	+3.24%
Including sales charge	+0.08%	+1.44%	+2.76%	+3.24%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the “Fund expense ratios” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 6 through 8.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The total

12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above. The Class A 12b-1 fees are currently subject to a contractual fee cap of 0.25% of average daily net assets through June 30, 2009.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

High yielding noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in a specific state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

The Fund will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Fund may be forced to re-deploy its assets in lower-yielding securities.

The Fund may be affected by economic conditions that may hinder a company's ability to make interest and principal payments on its debt.

This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions, or poor performance from specific industries or bond issuers.

Performance summary

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees from July 1, 2008, through June 30, 2009. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.96%	1.69%	1.69%
(without fee waivers)
Net expenses	0.90%	1.67%	1.67%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

Performance of a $10,000 investment

Average annual total returns from Feb. 28, 1999, through Feb. 28, 2009

For period beginning Feb. 28, 1999, through Feb. 28, 2009	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$15,694
Delaware Tax-Free Pennsylvania Fund — Class A shares	$9,550	$13,531

The chart assumes $10,000 invested in the Fund on Feb. 28, 1999, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 6 through 8.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Feb. 28, 1999.

The Barclays Capital Municipal Bond Index, formerly the Lehman Brothers Municipal Bond Index, measures the total return performance of the long-term, investment grade tax-exempt bond market.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DELIX	233216100
Class B	DPTBX	233216209
Class C	DPTCX	233216308

Disclosure of Fund expenses
For the period September 1, 2008 to February 28, 2009

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2008 to February 28, 2009.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Tax-Free Pennsylvania Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	9/1/08	2/28/09	Expense Ratio	9/1/08 to 2/28/09*
Actual Fund return
Class A	$1,000.00	$972.80	0.89%	$4.35
Class B	1,000.00	970.40	1.66%	8.11
Class C	1,000.00	970.40	1.66%	8.11
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.38	0.89%	$4.46
Class B	1,000.00	1,016.56	1.66%	8.30
Class C	1,000.00	1,016.56	1.66%	8.30

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181/365 (to reflect the one-half year period).

Sector allocation and credit quality breakdown
Delaware Tax-Free Pennsylvania Fund	As of February 28, 2009

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	98.62%
Corporate Revenue Bonds	8.63%
Education Revenue Bonds	13.40%
Electric Revenue Bonds	1.34%
Escrowed to Maturity Bonds	8.25%
Health Care Revenue Bonds	13.82%
Housing Revenue Bonds	1.87%
Lease Revenue Bonds	4.55%
Local General Obligation Bonds	2.17%
Pre-Refunded Bonds	20.90%
Special Tax Revenue Bonds	0.18%
State General Obligation Bond	0.65%
Transportation Revenue Bonds	8.64%
Water & Sewer Revenue Bonds	14.22%
Total Value of Securities	98.62%
Receivables and Other Assets Net of Liabilities	1.38%
Total Net Assets	100.00%

Credit quality breakdown (as a % of fixed income investments)*
AAA	15.24%
AA	27.62%
A	30.07%
BBB	23.52%
BB	0.55%
Not Rated	3.00%
Total	100.00%
*Bond ratings are determined by independent, nationally recognized statistical rating organizations.

Statement of net assets
Delaware Tax-Free Pennsylvania Fund	February 28, 2009

	Principal amount	Value
Municipal Bonds – 98.62%
Corporate Revenue Bonds – 8.63%
Allegheny County Industrial Development Authority
Environmental Improvement Revenue Refunding
(USX 2nd Project) 5.50% 12/1/29	$13,000,000	$10,300,550
Beaver County Industrial Development Authority
Pollution Control Revenue Refunding
(Atlantic Richfield Project) 5.95% 7/1/21	5,100,000	5,102,550
•(Firstenergy General Corp.) Series C
7.125% 6/1/28 (AMT)	2,500,000	2,489,350
Bucks County Industrial Development Authority
Environmental Improvement Revenue Refunding
(USX Project) 5.40% 11/1/17	2,250,000	2,205,653
Carbon County Industrial Development Authority
Resource Recovery Revenue Refunding
(Panther Creek Partners Project) 6.65% 5/1/10 (AMT)	4,035,000	4,096,937
Dauphin County Industrial Development Authority Water
Revenue Refunding (Dauphin Consolidated
Water Supply Project) Series B 6.70% 6/1/17	1,750,000	1,890,735
Delaware County Industrial Development Authority
Water Facilities Revenue (Philadelphia Suburban
Water Project) 6.00% 6/1/29 (MBIA) (FGIC) (AMT)	3,000,000	2,854,680
Indiana County Industrial Development Authority
Pollution Control Revenue Refunding
(PSE&G Power Project) 5.85% 6/1/27 (AMT)	3,000,000	2,379,750
Pennsylvania Economic Development Financing
Authority Solid Waste Disposal Revenue
(Proctor & Gamble Paper Project)
5.375% 3/1/31 (AMT)	11,000,000	10,608,180
		41,928,385
Education Revenue Bonds – 13.40%
Allegheny County Higher Education Building
Authority Revenue
(Carnegie Mellon University Project) 5.25% 3/1/32	1,900,000	1,882,463
(Chatham College Project)
Series A 5.85% 3/1/22	590,000	538,534
Series A 5.95% 3/1/32	1,000,000	855,010
Series B 5.75% 11/15/35	4,000,000	3,265,280

Statement of net assets
Delaware Tax-Free Pennsylvania Fund

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Delaware County Authority College Revenue
Refunding (Eastern College Project) Series B
5.50% 10/1/19	$4,175,000	$3,636,634
5.50% 10/1/24	2,850,000	2,232,947
(Haverford College Project) 5.75% 11/15/29	1,875,000	1,943,775
Erie Higher Education Building Authority College
Revenue Refunding (Mercyhurst College Project)
Series B 5.00% 3/15/23	750,000	622,185
Lehigh County General Purpose Authority Revenue
(Desales University Project)
5.125% 12/15/23 (RADIAN)	5,000,000	4,269,400
Lycoming County Authority College Revenue
(Pennsylvania College of Technology Project)
5.375% 7/1/30 (AMBAC)	5,000,000	4,581,250
Pennsylvania Economic Development Financing Authority
School Revenue (Germantown Friends School Project)
5.35% 8/15/31	2,820,000	2,709,569
Pennsylvania Higher Educational Facilities Authority
College & University Revenue
(Drexel University Project) Series A
5.20% 5/1/29	1,500,000	1,366,260
5.20% 5/1/32	1,000,000	928,760
(Edinboro University Student Housing)
5.875% 7/1/38	3,500,000	2,693,180
6.00% 7/1/42	1,400,000	1,081,290
(Lafayette College Project) 6.00% 5/1/30	2,500,000	2,557,375
(Philadelphia University Project) 5.00% 6/1/35	1,665,000	1,149,316
(Thomas Jefferson University Project)
Series B 4.125% 9/1/26 (AMBAC)	1,000,000	863,190
Un-Refunded Balance 5.00% 1/1/29	1,610,000	1,509,697
(University of Pennsylvania) Series B
5.00% 9/1/26	1,450,000	1,500,678
5.00% 9/1/27	1,550,000	1,592,067
5.00% 9/1/30	1,000,000	1,011,410
5.00% 9/1/31	250,000	251,828
5.00% 9/1/32	1,000,000	1,004,880
(Ursinus College) 5.125% 1/1/33 (RADIAN)	2,000,000	1,686,880
Philadelphia Industrial Development Authority Revenue
(First Philadelphia Charter) Series A 5.75% 8/15/32	4,000,000	2,792,760

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Philadelphia Redevelopment Authority Revenue
(Beech Student Housing Complex Project) Series A
5.50% 7/1/35 (ACA)	$1,500,000	$915,735
5.625% 7/1/28 (ACA)	1,000,000	665,220
Swarthmore Borough Authority College Revenue
(Swarthmore College Project) 5.00% 9/15/31	15,000,000	15,031,649
		65,139,222
Electric Revenue Bonds – 1.34%
^ Philadelphia Gas Works Revenue (Capital Appreciation)
Series 11-C 6.884% 1/1/12 (AMBAC)	2,500,000	2,242,775
Puerto Rico Electric Power Authority Revenue
Series WW 5.00% 7/1/28	4,800,000	4,269,648
		6,512,423
Escrowed to Maturity Bonds – 8.25%
Delaware County Authority Health Facilities Revenue
(Mercy Health Project) 6.00% 12/15/26	3,500,000	3,619,455
Pennsylvania Higher Educational Facilities Authority
College & University Revenue (University of the Arts
Project) 5.20% 3/15/25 (RADIAN)	4,490,000	4,615,181
Philadelphia Hospitals & Higher Education Facilities
Authority Revenue (Presbyterian Medical Center
Project) 6.65% 12/1/19	13,000,000	16,346,331
Philadelphia Industrial Development Commercial
Authority Revenue (Girard Estates Facilities
Leasing Project) 5.00% 5/15/27	4,500,000	4,511,250
Pittsburgh Urban Development Water & Sewer
Authority Revenue (Crossover Refunding Projects)
7.25% 9/1/14 (FGIC)	6,095,000	7,032,167
Southcentral General Authority Revenue (Wellspan
Health Obligated Project) 5.625% 5/15/26	3,610,000	3,949,123
		40,073,507
Health Care Revenue Bonds – 13.82%
Allegheny County Hospital Development Authority Revenue
(Ohio Valley General Hospital Project) Series A
5.125% 4/1/35	1,750,000	1,161,283
(University of Pittsburgh Medical Center) Series A
5.00% 9/1/16	3,000,000	3,164,100
5.00% 9/1/17	4,500,000	4,734,990

Statement of net assets
Delaware Tax-Free Pennsylvania Fund

	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
Berks County Municipal Authority Revenue (Health Care
Reading Hospital Pooled Financing Project)
5.00% 3/1/28	$11,750,000	$10,951,000
Chester County Health & Educational Facilities Authority
Revenue (Jefferson Health Systems Project) Series B
5.375% 5/15/27	14,270,000	13,817,926
Cumberland County Municipal Authority Revenue
(Diakon Lutheran Ministries Project) 5.00% 1/1/36	2,500,000	1,657,450
Lancaster County Hospital Authority Revenue
(Brethren Village Project) Series A 6.50% 7/1/40	3,000,000	2,339,010
(Health Center-Willow Valley Retirement Project)
5.875% 6/1/31	2,100,000	1,881,873
Montgomery County Higher Education & Health
Authority Revenue (Abington Memorial Hospital)
Series A 5.125% 6/1/32	6,500,000	4,942,730
Montgomery County Industrial Development
Authority Revenue
(Acts Retirement Communities) Series A 4.50% 11/15/36	3,000,000	1,762,890
(Foulkeways at Gwynedd Project) Series A
5.00% 12/1/24	1,000,000	813,660
5.00% 12/1/30	1,500,000	1,139,160
Mount Lebanon Hospital Authority Revenue (St. Clair
Memorial Hospital Project) Series A 5.625% 7/1/32	4,500,000	3,667,050
Pennsylvania Economic Development Financing Authority
Revenue (Dr. Gertrude A. Barber Center Project)
5.90% 12/1/30 (RADIAN)	2,250,000	1,828,350
Pennsylvania Higher Educational Facilities Authority
Revenue (UPMC Health Systems Project)
Series A 6.00% 1/15/31	10,000,000	10,111,000
Philadelphia Hospitals & Higher Education Facilities
Authority Revenue (Temple University Health System)
Series B 5.50% 7/1/30	5,000,000	3,177,350
		67,149,822
Housing Revenue Bonds – 1.87%
Allegheny County Residential Finance Authority Single
Family Mortgage Revenue
Series II-2 5.90% 11/1/32 (GNMA) (AMT)	670,000	670,462
Series KK-2 5.40% 5/1/26 (GNMA) (AMT)	2,540,000	2,506,243

	Principal amount	Value
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Pennsylvania Housing Finance Agency Single Family
Mortgage Revenue
Series 66A 5.65% 4/1/29 (AMT)	$415,000	$410,115
Series 94-A 5.15% 10/1/37 (AMT)	4,500,000	3,985,381
Philadelphia Industrial Development Authority Revenue
(Germantown Senior Living Presbyterian Homes
Project) Series A 5.625% 7/1/35	2,295,000	1,514,608
		9,086,809
Lease Revenue Bonds – 4.55%
Allegheny County Industrial Development Authority Lease
Revenue (Residential Resource Project)
5.10% 9/1/26	1,370,000	1,051,790
5.125% 9/1/31	1,375,000	997,370
Pennsylvania Industrial Development Authority Revenue
Refunding (Economic Development) 5.50% 7/1/23	5,000,000	5,230,050
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities) Series M-2
5.50% 7/1/35 (AMBAC)	2,100,000	1,932,504
Un-Refunded Balance Series I 5.25% 7/1/33	15,500,000	12,899,100
		22,110,814
Local General Obligation Bonds – 2.17%
Bucks County Industrial Development Authority
Multifamily Housing County-Guaranteed Revenue
(New Hope Manor Project) Series A
5.40% 3/1/22 (AMT)	1,265,000	1,269,997
5.50% 3/1/41 (AMT)	5,340,000	4,947,777
Delaware County 4.75% 7/15/34	3,405,000	3,321,441
Greater Johnstown School District Series C
5.125% 8/1/25 (MBIA)	1,000,000	1,007,110
		10,546,325
§Pre-Refunded Bonds – 20.90%
Allegheny County Redevelopment Authority Tax
Increment Revenue (Waterfront Project)
Series B 6.40% 12/15/18-10	1,500,000	1,646,145
Erie Water Authority Revenue Series A
5.125% 12/1/25-11 (MBIA)	4,000,000	4,395,000
Lancaster County Hospital Authority Revenue
(General Hospital Project) 5.50% 3/15/26-13	3,000,000	3,426,090

Statement of net assets
Delaware Tax-Free Pennsylvania Fund

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Lancaster Industrial Development Authority
Revenue (Garden Spot Village Project) Series A
7.625% 5/1/31-10	$1,650,000	$1,797,015
McGuffey School District 5.125% 8/1/31-11 (FGIC)	2,000,000	2,180,960
Monroe County Hospital Authority Revenue
(Pocono Medical Center Project) 6.00% 1/1/43-14	6,710,000	7,893,979
Montgomery County Higher Education & Health
Authority Revenue (Catholic Health East)
Series C 5.50% 11/15/24-14	1,150,000	1,353,654
Norwin School District 6.00% 4/1/30-10 (FGIC)	2,000,000	2,114,100
Pennsylvania Higher Education Assistance Agency Capital
Acquisition 5.875% 12/15/30-10 (MBIA)	7,385,000	8,009,401
Pennsylvania Higher Educational Facilities Authority
College & University Revenue (Thomas Jefferson
University Project) 5.00% 1/1/29-13	3,390,000	3,793,139
Pennsylvania State Public School Building Authority
Revenue (Lehigh Career & Technical Institute Project)
5.125% 10/1/28-13 (FGIC)	2,800,000	3,167,640
Philadelphia Hospitals & Higher Educational Facilities
Authority Revenue (Chestnut Hill College Project)
6.00% 10/1/29-09	4,360,000	4,583,799
Philadelphia Industrial Development Authority Lease
Revenue Series B 5.25% 10/1/30-11 (FSA)	4,510,000	4,988,827
Pittsburgh Water & Sewer Authority Revenue (1st Lien)
5.125% 12/1/31-12 (AMBAC)	10,000,000	11,029,799
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue
Series G 5.00% 7/1/33-13	1,970,000	2,234,473
Series J 5.00% 7/1/34-14	3,550,000	4,076,501
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities) Series I
5.25% 7/1/33-14	235,000	264,817
Southcentral General Authority Revenue (Wellspan
Health Obligated Project) 5.625% 5/15/26-11	16,390,000	18,047,520
St. Mary Hospital Authority Health System
Revenue (Catholic Health East Project) Series B
5.375% 11/15/34-14	9,750,000	11,241,457

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
West Cornwall Township Municipal Authority Revenue
(Elizabethtown College Project) 6.00% 12/15/27-11	$1,615,000	$1,810,577
Westmoreland County Municipal Authority Service
Revenue 5.25% 8/15/28-15 (FSA)	3,000,000	3,495,600
		101,550,493
Special Tax Revenue Bonds – 0.18%
Allegheny County Redevelopment Authority Tax
Increment Revenue (Waterfront Project) Series B
6.00% 12/15/10	300,000	315,294
• Washington County Redevelopment Authority Revenue
(Victory Centre Project-Tanger) Series A 5.45% 7/1/35	1,000,000	575,260
		890,554
State General Obligation Bond – 0.65%
Puerto Rico Commonwealth Public Improvement
Refunding Series A 5.25% 7/1/15	3,250,000	3,155,978
		3,155,978
Transportation Revenue Bonds – 8.64%
Allegheny County Airport Revenue Refunding
(Pittsburgh International Airport Project) Series A
5.75% 1/1/14 (MBIA) (AMT)	6,910,000	7,079,295
Delaware River Port Authority
(Pennsylvania & New Jersey Port District Project)
Series B 5.70% 1/1/21 (FSA)	8,560,000	8,611,103
Erie Western Port Authority General Revenue
6.25% 6/15/10 (AMT)	565,000	563,096
Lehigh Northampton Airport Authority Revenue
(Lehigh Valley Airport Project) Series A
6.00% 5/15/25 (MBIA) (AMT)	1,525,000	1,500,021
6.00% 5/15/30 (MBIA) (AMT)	2,700,000	2,545,452
Pennsylvania Economic Development Financing Authority
Exempt Facilities Revenue (Amtrak Project)
Series A 6.375% 11/1/41 (AMT)	5,000,000	3,671,200
Pennsylvania Economic Development Financing Authority
Revenue (30th Street Station Garage Project)
5.875% 6/1/33 (ACA) (AMT)	4,500,000	3,544,065
Pennsylvania Turnpike Commission Revenue
Series R 5.00% 12/1/30 (AMBAC)	2,500,000	2,441,475
Sub-Series A 5.00% 6/1/39 (Assured Gty)	4,000,000	3,981,120

Statement of net assets
Delaware Tax-Free Pennsylvania Fund

	Principal amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Philadelphia Industrial Development Authority Revenue
(Sub-Air Cargo Project) Series A 7.50% 1/1/25 (AMT)	$2,500,000	$2,060,675
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue
Series AA 5.50% 7/1/18 (MBIA)	4,000,000	3,825,120
Un-Refunded Balance Series G
5.00% 7/1/33	1,030,000	826,328
5.00% 7/1/42	1,720,000	1,327,272
		41,976,222
Water & Sewer Revenue Bonds – 14.22%
Cambridge Area Joint Authority Guaranteed
Sewer Revenue
5.625% 12/1/28	1,150,000	980,007
6.00% 12/1/37	1,000,000	827,960
Philadelphia Water & Waste Revenue Refunding
5.25% 12/15/14 (AMBAC)	61,900,000	67,290,870
		69,098,837
Total Municipal Bonds (cost $487,696,760)		479,219,391

Total Value of Securities – 98.62%
(cost $487,696,760)		479,219,391

Receivables and Other Assets
Net of Liabilities – 1.38%		6,692,405
Net Assets Applicable to 65,536,700
Shares Outstanding – 100.00%		$485,911,796

Net Asset Value – Delaware Tax-Free Pennsylvania Fund
Class A ($468,736,972 / 63,220,711 Shares)		$7.41
Net Asset Value – Delaware Tax-Free Pennsylvania Fund
Class B ($5,543,180 / 747,768 Shares)		$7.41
Net Asset Value – Delaware Tax-Free Pennsylvania Fund
Class C ($11,631,644 / 1,568,221 Shares)		$7.42

Components of Net Assets at February 28, 2009:
Shares of beneficial interest (unlimited authorization – no par)	$497,337,694
Undistributed net investment income	2,992
Accumulated net realized loss on investments	(2,951,521)
Net unrealized depreciation of investments	(8,477,369)
Total net assets	$485,911,796

^	Zero coupon security. The rate shown is the yield at the time of purchase.
§	Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to financial statements.”
•	Variable rate security. The rate shown is the rate as of February 28, 2009.

Summary of abbreviations:
ACA — Insured by American Capital Access
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by the Assured Guaranty Corporation
FGIC — Insured by the Financial Guaranty Insurance Company
FSA — Insured by Financial Security Assurance
GNMA — Government National Mortgage Association collateral
MBIA — Insured by the Municipal Bond Insurance Association
RADIAN — Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Pennsylvania Fund
Net asset value Class A (A)	$7.41
Sales charge (4.50% of offering price) (B)	0.35
Offering price	$7.76

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statement of operations
Delaware Tax-Free Pennsylvania Fund	Year Ended February 28, 2009

Investment Income:
Interest		$26,428,238

Expenses:
Management fees	$2,760,456
Distribution expenses – Class A	1,358,204
Distribution expenses – Class B	65,619
Distribution expenses – Class C	104,493
Dividend disbursing and transfer agent fees and expenses	283,260
Accounting and administration expenses	201,268
Legal fees	78,299
Reports and statements to shareholders	48,972
Audit and tax	37,879
Trustees’ fees	30,106
Registration fees	19,643
Insurance fees	14,073
Pricing fees	11,186
Custodian fees	8,016
Consulting fees	5,547
Trustees’ expenses	2,508
Dues and services	2,195	5,031,724
Less fees waived		(113,534)
Less waived distribution expenses – Class A		(219,107)
Less expense paid indirectly		(4,219)
Total operating expenses		4,694,864
Net Investment Income		21,733,374

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		1,269,796
Net change in unrealized appreciation/depreciation of investments		(14,473,774)
Net Realized and Unrealized Loss on Investments		(13,203,978)

Net Increase in Net Assets Resulting from Operations		$8,529,396

See accompanying notes

Statements of changes in net assets
Delaware Tax-Free Pennsylvania Fund

	Year Ended
	2/28/09	2/29/08
Increase (Decrease) in Net Assets from Operations:
Net investment income	$21,733,374	$23,173,513
Net realized gain (loss) on investments	1,269,796	(1,038,895)
Net change in unrealized
appreciation/depreciation of investments	(14,473,774)	(34,684,733)
Net increase (decrease) in net assets resulting
from operations	8,529,396	(12,550,115)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(21,123,405)	(22,760,346)
Class B	(233,452)	(320,082)
Class C	(373,525)	(322,400)
	(21,730,382)	(23,402,828)

Capital Share Transactions:
Proceeds from shares sold:
Class A	36,862,816	25,105,994
Class B	82,492	155,359
Class C	3,715,629	3,137,079

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	13,004,651	13,821,836
Class B	130,127	186,006
Class C	303,977	245,083
	54,099,692	42,651,357

	Year Ended
	2/28/09	2/29/08
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(66,950,096)	$(58,836,009)
Class B	(2,048,816)	(3,889,233)
Class C	(1,872,451)	(1,388,630)
	(70,871,363)	(64,113,872)
Decrease in net assets derived from capital share transactions	(16,771,671)	(21,462,515)
Net Decrease in Net Assets	(29,972,657)	(57,415,458)

Net Assets:
Beginning of year	515,884,453	573,299,911
End of year (including undistributed net investment
income of $2,992 and $—, respectively)	$485,911,796	$515,884,453

See accompanying notes

Financial highlights
Delaware Tax-Free Pennsylvania Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued
Interest and fees on short-term floating rate notes issued
Total expenses[2]
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued prior to fees waived and expense paid indirectly
Interest and fees on short-term floating rate notes issued
Total expenses prior to fees waived and expense paid indirectly[2]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.
[2] Total expenses and total expenses prior to fees waived and expense paid indirectly include interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to financial statements”.

See accompanying notes

Year Ended
2/28/09	2/29/08	2/28/07	2/28/06	2/28/05
$7.610	$8.140	$8.110	$8.140	$8.250

0.329	0.327	0.337	0.347	0.365
(0.200)	(0.517)	0.033	(0.030)	(0.110)
0.129	(0.190)	0.370	0.317	0.255

(0.329)	(0.340)	(0.340)	(0.347)	(0.365)
(0.329)	(0.340)	(0.340)	(0.347)	(0.365)

$7.410	$7.610	$8.140	$8.110	$8.140

1.70%	(2.44% )	4.68%	3.97%	3.23%

$468,737	$498,583	$553,230	$570,329	$599,172

0.90%	0.90%	0.91%	0.82%	0.83%
0.00%	0.11%	0.11%	0.09%	0.06%
0.90%	1.01%	1.02%	0.91%	0.89%

0.96%	0.96%	0.97%	0.86%	0.87%
0.00%	0.11%	0.11%	0.09%	0.06%
0.96%	1.07%	1.08%	0.95%	0.93%
4.34%	4.21%	4.18%	4.27%	4.54%

4.28%	4.15%	4.12%	4.23%	4.50%
24%	7%	10%	13%	11%

Financial highlights
Delaware Tax-Free Pennsylvania Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued
Interest and fees on short-term floating rate notes issued
Total expenses[2]
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued prior to fees waived and expense paid indirectly
Interest and fees on short-term floating rate notes issued
Total expenses prior to fees waived and expense paid indirectly[2]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[2] Total expenses and total expenses prior to fees waived and expense paid indirectly include interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to financial statements”.

See accompanying notes

Year Ended
2/28/09	2/29/08	2/28/07	2/28/06	2/28/05
$7.610	$8.130	$8.110	$8.140	$8.250

0.271	0.276	0.275	0.285	0.303
(0.200)	(0.517)	0.023	(0.030)	(0.110)
0.071	(0.241)	0.298	0.255	0.193

(0.271)	(0.279)	(0.278)	(0.285)	(0.303)
(0.271)	(0.279)	(0.278)	(0.285)	(0.303)

$7.410	$7.610	$8.130	$8.110	$8.140

0.92%	(3.07% )	3.76%	3.17%	2.44%

$5,543	$7,540	$11,660	$17,762	$23,235

1.67%	1.67%	1.68%	1.59%	1.61%
0.00%	0.11%	0.11%	0.09%	0.06%
1.67%	1.78%	1.79%	1.68%	1.67%

1.69%	1.69%	1.70%	1.59%	1.61%
0.00%	0.11%	0.11%	0.09%	0.06%
1.69%	1.80%	1.81%	1.68%	1.67%
3.57%	3.44%	3.41%	3.50%	3.76%

3.55%	3.42%	3.39%	3.50%	3.76%
24%	7%	10%	13%	11%

Financial highlights
Delaware Tax-Free Pennsylvania Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued
Interest and fees on short-term floating rate notes issued
Total expenses[2]
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued prior to fees waived and expense paid indirectly
Interest and fees on short-term floating rate notes issued
Total expenses prior to fees waived and expense paid indirectly[2]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[2] Total expenses and total expenses prior to fees waived and expense paid indirectly include interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to financial statements”.

See accompanying notes

Year Ended
2/28/09	2/29/08	2/28/07	2/28/06	2/28/05
$7.610	$8.140	$8.110	$8.140	$8.250

0.271	0.276	0.275	0.284	0.302
(0.190)	(0.527)	0.033	(0.030)	(0.110)
0.081	(0.251)	0.308	0.254	0.192

(0.271)	(0.279)	(0.278)	(0.284)	(0.302)
(0.271)	(0.279)	(0.278)	(0.284)	(0.302)

$7.420	$7.610	$8.140	$8.110	$8.140

1.06%	(3.19% )	3.88%	3.17%	2.43%

$11,632	$9,761	$8,410	$7,950	$6,857

1.67%	1.67%	1.68%	1.59%	1.61%
0.00%	0.11%	0.11%	0.09%	0.06%
1.67%	1.78%	1.79%	1.68%	1.67%

1.69%	1.69%	1.70%	1.59%	1.61%
0.00%	0.11%	0.11%	0.09%	0.06%
1.69%	1.80%	1.81%	1.68%	1.67%
3.57%	3.44%	3.41%	3.50%	3.76%

3.55%	3.42%	3.39%	3.50%	3.76%
24%	7%	10%	13%	11%

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund	February 28, 2009

Delaware Group® State Tax-Free Income Trust (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Pennsylvania Fund (Fund). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Pennsylvania Fund is to seek a high level of current interest income exempt from federal income tax and certain Pennsylvania state and local taxes, consistent with the preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Long-term debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Interest and Related Expenses — Interest and related expenses include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees from the Fund’s participation in inverse floater programs where the Fund has transferred its own bonds to a trust that issues floating rate securities with an aggregate principal amount equal to the principal of the transferred bonds. In conveyance of the bond, the Fund receives the inverse floating rate securities and cash from the trust. As a result of certain rights retained by the Fund, the transfer of the bond is not considered a sale, but rather a form of financing for accounting purposes whereby the cash received is recorded as a liability and interest expense is recorded based on the interest rate of the floating rate securities. Remarketing fees, liquidity fees, and trustees’ fees expenses are recorded on the accrual basis.

The Fund sold out of its inverse floater position on March 14, 2008, and as of the period ended March 14, 2008, the Fund had an average daily liability from the participation in inverse floater program of $15,500,000 and recorded interest expense at an average rate of 4.22%.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)), do not exceed 0.67% of average daily net assets through June 30, 2009. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended February 28, 2009, the Fund was charged $25,159 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 expenses to be paid by Class A shareholders of the Fund will be sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above. DDLP has contracted to limit distribution and service fees through June 30, 2009, in order to prevent distribution and service fees of the Class A shares from exceeding 0.25% of average daily net assets. This contractual waiver is applied to the shares of the Fund that were acquired on or after June 1, 1992 in calculating the applicable 12b-1 fee rate.

At February 28, 2009, the Fund had liabilities payable to affiliates as follows:

Investment management fees payable to DMC	$203,276
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	24,477
Distribution fees payable to DDLP	97,910
Other expenses payable to DMC and affiliates*	23,083

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended February 29, 2009, the Fund was charged $37,101 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended February 28, 2009, DDLP earned $50,963 for commissions on sales of the Fund’s Class A shares. For the year ended February 28, 2009, DDLP received gross CDSC commissions of $—, $6,023 and $1,062 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustee’s of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended February 28, 2009, the Fund made purchases of $119,682,160 and sales of $131,551,743 of investment securities other than short-term investments.

At February 28, 2009, the cost of investments for federal income tax purposes was $487,696,760. At February 28, 2009, net unrealized deprecation was $8,477,369, of which $19,777,912 related to unrealized appreciation of investments and $28,255,281 related to unrealized depreciation of investments.

Effective March 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund

3. Investments (continued)

three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of February 28, 2009:

Securities
Level 1	$—
Level 1	479,219,391
Level 3	—
Total	$479,219,391

There were no level 3 securities at the beginning or end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended February 28, 2009 and February 29, 2008 was as follows:

	Year Ended
	2/28/09	2/29/08
Ordinary income	$52,564	$49,747
Tax-exempt income	21,677,818	23,353,081
Total	$21,730,382	$23,402,828

5. Components of Net Assets on a Tax Basis

As of February 28, 2009, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$497,337,694
Distribution payable	(356,043)
Undistributed tax-exempt income	359,035
Capital loss carryforwards	(2,951,521)
Unrealized depreciation of investments	(8,477,369)
Net assets	$485,911,796

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to capital loss carryforward expiration. Results of operations and net assets were not affected by these reclassifications. For the year ended February 28, 2009, the Fund’s recorded the following reclassifications:

Paid-in capital	$(8,323,306)
Accumulated net realized gain	8,323,306

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $8,323,306 expired in 2009. Capital loss carryforwards remaining at February 28, 2009 will expire as follows: $1,161,652 expires in 2010, $316,507 expires in 2014, $338,753 expires in 2016 and $1,134,609 expires in 2017.

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	2/28/09	2/29/08
Shares sold:
Class A	4,905,093	3,143,596
Class B	10,562	19,373
Class C	491,467	391,963

Shares issued upon reinvestment of dividends and distributions:
Class A	1,720,112	1,730,710
Class B	17,183	23,292
Class C	40,302	30,695
	7,184,719	5,339,629
Shares repurchased:
Class A	(8,912,828)	(7,363,656)
Class B	(270,853)	(485,203)
Class C	(245,694)	(173,967)
	(9,429,375)	(8,022,826)
Net decrease	(2,244,656)	(2,683,197)

For the years ended February 28, 2009 and February 29, 2008, 110,983 Class B shares were converted to 110,963 Class A shares valued at $843,390 and 304,271 Class B shares were converted to 304,200 shares valued at $2,441,583, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Inverse Floaters

The Fund may participate in inverse floater programs where the Fund transfers its own bonds to a trust that issues floating rate securities and inverse floating rate securities (inverse floaters) with an aggregate principal amount equal to the principal of the transferred bonds. The inverse floaters received by the Fund are derivative tax-exempt obligations with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of the inverse floaters will generally be more volatile than other tax-exempt investments. The Fund typically uses inverse floaters to adjust the duration of its portfolio. Duration measures a portfolio’s sensitivity to changes in interest rates. By holding inverse floaters with a different duration than the underlying bonds that the Fund transferred to the trust, the Fund seeks to adjust its portfolio’s sensitivity to changes in interest rates. The Fund may also invest in inverse floaters to add additional income to the Fund or to adjust the Fund’s exposure to a specific segment of the yield curve. The Fund sold out of its inverse floater position on March 14, 2008.

8. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective November 18, 2008, the Fund, along with the other Participants, entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009. The Fund had no amounts outstanding at any time during the year ended February 28, 2009.

9. Credit and Market Risk

The Fund concentrates its investments in securities issued by Pennsylvania municipalities. The value of these investments may be adversely affected by new legislation within Pennsylvania, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At February 28, 2009, 36.61% of the Fund’s net assets were insured by bond insurers. These securities have been identified on the statement of net assets.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund

9. Credit and Market Risk (continued)

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of February 28, 2009, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended February 28, 2009, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	—%
(B) Ordinary Income Distributions (Tax Basis)	0.24%
(C) Tax-Exempt Distributions (Tax Basis)	99.76%
Total Distributions (Tax Basis)	100.00%

(A), (B), and (C) are based on a percentage of the Fund’s total distributions.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group State Tax-Free Income Trust – Delaware Tax-Free Pennsylvania Fund

We have audited the accompanying statement of net assets of the Delaware Tax-Free Pennsylvania Fund (the sole series of Delaware Group State Tax-Free Income Trust) (the “Fund”) as of February 28, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax-Free Pennsylvania Fund of Delaware Group State Tax-Free Income Trust at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 16, 2009

Other Fund information
(Unaudited)

Delaware Tax-Free Pennsylvania Fund

Fund management

Joseph R. Baxter
Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager
Joseph R. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in 1999, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Baxter received a bachelor’s degree in finance and marketing from La Salle University.

Robert F. Collins, CFA
Senior Vice President, Senior Portfolio Manager
Robert F. Collins is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of several of the firm’s municipal bond funds and client accounts. Prior to joining Delaware Investments in 2004, he spent five years as a co-manager of the municipal portfolio management group within PNC Advisors, where he oversaw the tax-exempt investments of high net worth and institutional accounts. Before that, he headed the municipal fixed income team at Wilmington Trust, where he managed funds and high net worth accounts. Collins earned a bachelor’s degree in economics from Ursinus College, and he is also a former president of The Financial Analysts of Wilmington, Delaware.

Stephen J. Czepiel
Senior Vice President, Senior Portfolio Manager
Stephen J. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts. He joined Delaware Investments in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	85	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]		Board of Governors Member
Investment Company
Institute (ICI)
(2007–Present)

Member of Investment Committee
Cradle of Liberty Council, BSA
(November 2007–Present)

Finance Committee Member
St. John Vianney
Roman Catholic Church
(2007–Present)

Private Investor	85	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(April 2007–Present)
Investment Manager
Morgan Stanley & Co.		Chairman of Investment
(January 1984–March 2004)		Committee
The Haverford School
(2002–Present)

Chairman of
Investment Committee
Pennsylvania Academy of
Fine Arts (2007–Present)
Trustee (2004–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas L. Bennett
(continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

		Investment Committee and
		Governance Committee
		Member
		Pennsylvania Horticultural
		Society
		(February 2006–Present)

President	85	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)

Executive Vice President
University of Pennsylvania
(April 1995–June 2002)

Founder and	85	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	85	None
Assurant, Inc. (Insurance)
(2002–2004)

Consultant	85	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax, Inc.
(1983–Present)

President and	85	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
(continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

		Lead Director and Chair of
		Audit and Governance
		Committees, Member of
		Compensation Committee
		Digital River, Inc.

		Director and Chair of
		Governance Committee,
		Audit Committee
		Member
		Rimage Corporation

		Director and Chair of
		the Compensation Committee
		Spanlink Communications

		Lead Director and Chair of
		Compensation and
		Governance Committees
		Valmont Industries, Inc.

Vice President and Treasurer	85	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	85	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	85	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	85	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	85	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	85	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Pennsylvania Fund and the Delaware Investments® Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne	Ann R. Leven
Chairman, President, and	Consultant
Chief Executive Officer	ARL Associates
Delaware Investments Family of Funds	New York, NY
Philadelphia, PA
Thomas F. Madison
Thomas L. Bennett	President and Chief Executive Officer
Private Investor	MLM Partners, Inc.
Rosemont, PA	Minneapolis, MN

John A. Fry	Janet L. Yeomans
President	Vice President and Treasurer
Franklin & Marshall College	3M Corporation
Lancaster, PA	St. Paul, MN

Anthony D. Knerr	J. Richard Zecher
Founder and Managing Director	Founder
Anthony Knerr & Associates	Investor Analytics
New York, NY	Scottsdale, AZ

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Affiliated officers	Contact information

David F. Connor	Investment manager
Vice President, Deputy General Counsel, and	Delaware Management Company, a series of
Secretary	Delaware Management Business Trust
Delaware Investments® Family of Funds	Philadelphia, PA
Philadelphia, PA
National distributor
Daniel V. Geatens	Delaware Distributors, L.P.
Vice President and Treasurer	Philadelphia, PA
Delaware Investments Family of Funds
Philadelphia, PA	Shareholder servicing, dividend disbursing,
and transfer agent
David P. O’Connor	Delaware Service Company, Inc.
Senior Vice President, General Counsel,	2005 Market Street
and Chief Legal Officer	Philadelphia, PA 19103-7094
Delaware Investments Family of Funds
Philadelphia, PA	For shareholders
800 523-1918
Richard Salus
Senior Vice President and	For securities dealers and financial
Chief Financial Officer	institutions representatives only
Delaware Investments Family of Funds	800 362-7500
Philadelphia, PA
Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     J. Richard Zecher

     Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $28,000 for the fiscal year ended February 28, 2009.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $26,900 for the fiscal year ended February 29, 2008.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended February 28, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended February 28, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended February 29, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended February 29, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $9,550 for the fiscal year ended February 28, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended February 28, 2009.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $10,050 for the fiscal year ended February 29, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended February 29, 2008.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended February 28, 2009.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended February 28, 2009.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended February 29, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended February 29, 2008.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $261,552 and $264,412 for the registrant’s fiscal years ended February 28, 2009 and February 29, 2008, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

          Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

          Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Group® State Tax-Free Income Trust

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	May 6, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	May 6, 2009

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	May 6, 2009